UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

[ ]	Definitive Information Statement

FLITWAYS TECHNOLOGY INC.
(Name of Registrant As Specified In Charter)

_______________________________

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[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

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5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FlitWays Technology Inc.
400 Corporate Pointe, Suite 300
Culver City, California 90230

To the Shareholders:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on December 1, 2016, of shares of the common stock with common stock of FlitWays Technology Inc., a Nevada corporation (the “Company”), that one shareholder holding 62.9% of our common stock as of the Record Date have giving written consent as of December 1, 2016, to ratify the following:

To amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock we may issue from 75,000,000 to 150,000,000 (the “Share Increase”)

These actions were ratified on December 1, 2016, by one shareholder who holds a majority of the Company’s common stock. We anticipate an effective date of ____________, 2016, or as soon thereafter as practicable in accordance applicable law.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the actions described above before they take place in accordance with Rule 14C of the Securities Exchange Act of 1934, as amended. This Information Statement is first mailed to you on or about _______________, 2016.

Please feel free to call us at 1-855-710-0915 should you have any questions on the enclosed Information Statement.

Date: December 2, 2016	For the Board of Directors of
FlitWays Technology Inc.

	By:	/s/ Tobi Mac Aro
Tobi Mac Aro
Chief Executive Officer and Director

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

FlitWays Technology Inc.
400 Corporate Pointe, Suite 300
Culver City, California 90230

INFORMATION STATEMENT
(Preliminary)

December 2, 2016

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.001 per share (the “Common Stock”), of FlitWays Technology Inc., a Nevada Corporation (the “Company”), to notify such Stockholders that on or about December 1, 2016 , the Company received written consents in lieu of a meeting of Stockholders from one holder of 32,600,000 shares of common stock representing 62.9% of the our total 51,794,666 issued and outstanding shares of common stock of the Company (the “Majority Stockholder”) to increase the number of authorized shares of common stock we may issue from 75,000,000 to 150,000,000 (the “Share Increase”). Accordingly, your consent is not required and is not being solicited in connection with the approval.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action taken. In addition, pursuant to the laws of Nevada, the actions taken by majority written consent in lieu of a special shareholder meeting do not create appraisal or dissenters’ rights.

Our board of directors determined to pursue shareholder action by majority written consent presented by our outstanding shares of stock entitled to vote in an effort to reduce the costs and management time required to hold a special meeting of shareholders and to implement the above action to our shareholders in a timely manner.

The above actions will become effective 20 days following the mailing to the Stockholders of the Definitive Information Statement, or as soon thereafter as is practicable.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND A PROXY.
OUTSTANDING VOTING SECURITIES OF THE COMPANY

As of the date of the consent by the Majority Stockholder, on December 1, 2016, the Company had 51,794,666 shares of Common Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder ratification.

On December 1, 2016, the holders of 32,600,000 shares of common stock (or 62.9% of the Company’s total common stock then outstanding) executed and delivered to the Company a written consent approving the actions. As the Actions were ratified by the Majority Stockholder, no proxies are being solicited with this Information Statement.

The NRS provides in substance that unless the Company’s Articles provides otherwise, Stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the Stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the NRS, a vote by the holders of at least a majority of the voting shares is required to effect the Action described herein. As of the Record Date, the Company had 51,794,666 common shares issued and outstanding and entitled to vote. The consenting Majority Stockholder is the record and beneficial owners of a total of 32,600,000 shares of the Company’s common stock, which represents 62.9% of the total number of voting shares. The consenting Majority Stockholder voted in favor of the Actions described herein in a written consent, dated December 1, 2016. No consideration was paid for the consent. The consenting stockholders’ name, affiliation with the Company and beneficial holdings are as follows:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of beneficial ownership	Percentage of Class (1)
Common Stock	Tobi Mac Aro c/o FlitWays Technology Inc. 400 Corporate Pointe, Suite 300 Culver City, California 90230	32,600,000	62.9%

1.

Percentage of class is based on 51,794,666 shares of common stock issued and outstanding as of December 1, 2016. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable.

ACTION: TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF FROM 75,000,000
TO 150,000,000 (THE “SHARE INCREASE”)

On December 1, 2016, our Board of Directors approved, subject to receiving the approval of the holder of a majority of our outstanding common stock, an amendment and restatement of our Articles of Incorporation (the “Restated Articles”), to increase the number of authorized shares of common stock we may issue from 75,000,000 to 150,000,000 (the “Share Increase”). The Majority Stockholder approved the Restated Articles pursuant to a written consent dated as of December 1, 2016. The Restated Articles effecting the share increase will become effective following filing with the Secretary of State of the State of Nevada, which will occur promptly following the 20th day after the filing of the Definitive Information Statement.

We are currently authorized by our Certificate of Incorporation to issue 75,000,000 shares of common stock, $0.001 par value per share and no shares of preferred stock. Pursuant to the Amendment we will increase the number of common shares we are authorized to issue to 150,000,000 shares of common stock, $0.001 par value per share. As of the date the Amendment was approved by our Board and the Majority Stockholder, there were 51,794,666 shares of our common stock issued and outstanding.

Reasons for the Share Increase

Our Board believes it is in our best interests and the best interests of our stockholders to increase the number of authorized shares of our common stock to allow for the issuance of shares of our common stock or other securities in connection with such potential issuances and such other purposes as the Board determines. The Board believes that the Share Increase will afford the Company greater flexibility in seeking capital and potential acquisition targets. The Board has no immediate plans, understandings, agreement or commitments to issue shares of Common Stock for any purposes.

Effect of the Share Increase

The increase in the authorized number of shares of our common stock will permit our Board to issue additional shares of our common stock without further approval of our stockholders, and our Board does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. Our issuance of additional shares of common stock may result in substantial dilution to our existing stockholders, and such issuances may not require stockholder approval.

We presently do not have in place provisions which may have an anti-takeover effect. The increase in the authorized number of shares of our common stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our common stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board.

The issuance of additional shares of our common stock may have a dilutive effect on earnings per share and on the equity and common stock of existing security holders of our common stock. It may also adversely affect the market price of our common stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided, the market price of our common stock may increase.

The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by our stockholders.

The holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Common Stock owned on December 1, 2016 by (i) each person who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

Names and Address (1)	Number of Shares Owned	Percentage (2)
Tobi Mac Aro (3) c/o FlitWays Technology Inc. 400 Corporate Pointe, Suite 300 Culver City, California 90230	32,600,000	62.9%
All Directors And Officers As A Group	32,600,000	62.9%

1.	The person named in this table has sole voting and investment power with respect to all shares of common stock reflected as beneficially owned.

2.	Based on 51,794,666 shares of common stock outstanding as of December 1, 2016.

3.	Tobi Mac Aro is our President, Chief Executive Officer and a Director.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

NO DISSENTER’S RIGHTS

The Stockholders have no right under the Nevada Revised Statutes, the Articles consistent with above or by-laws to dissent from any of the provisions adopted in the Amendments.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on _________________, 2016.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on December 1, 2016, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the above actions will not become effective until at least 20 calendar days after the mailing of the Definitive Information Statement.

This Information Statement is being mailed on or about _________________, 2016 to all Stockholders of record as of the Record Date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Date: December 2, 2016	For the Board of Directors of
FlitWays Technology Inc.

	By:	/s/ Tobi Mac Aro
Tobi Mac Aro
Chief Executive Officer and Director